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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 23, 1999

                            EXCEL LEGACY CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      0-23503                          33-0781747
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer Identification No.)
     of Incorporation)
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     16955 VIA DEL CAMPO, SUITE 100
          SAN DIEGO, CALIFORNIA                           92127
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (619) 675-9400



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        This Current Report on Form 8-K is filed by Excel Legacy Corporation, a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

        The Company has entered into a Real Estate and Asset Purchase Agreement, dated March 23, 1999 (as amended, the "Asset Purchase Agreement"), with American
Wash Services, Inc. ("AWS"), pursuant to which the Company has agreed to sell substantially all of the assets of Millennia Car Wash, LLC, a majority owned subsidiary of the Company ("Millennia") to AWS, in exchange for 4,087,678 shares of common stock of the parent of AWS, Mace Security International, Inc.
("Mace"), a warrant to acquire an additional 62,500 shares of Mace common stock at an exercise price of $4.00 per share, and the assumption by AWS of certain liabilities of Millennia. The transaction is subject to various conditions, including expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Company currently expects that the transaction will be consummated during the third quarter of 1999.

        In addition, the Company previously entered into a Stock Purchase
Agreement, dated March 25, 1999 (the "Stock Purchase Agreement"), with a stockholder of U.S. Plastic Lumber Corporation ("USPL"), pursuant to which the Company had agreed to exchange 1,486,428 of the Mace shares it expects to receive in the Millennia sale transaction for 1,486,428 shares of USPL common stock owned by such stockholder. The Stock Purchase Agreement was terminated in June 1999. As a result, no shares of USPL common stock will be received by the Company in the Millennia sale transaction.

        The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits. The following exhibits are filed as part of this report:

                10.1    Real Estate and Asset Purchase Agreement, dated March
                        23, 1999, by and among American Wash Services, Inc.,
                        Millennia Car Wash, LLC, Excel Legacy Corporation and G
                        II Ventures, Inc.

                10.2    Amendment No. 1 to Real Estate and Asset Purchase
                        Agreement, dated March 30, 1999, by and among American
                        Wash Services, Inc., Millennia Car Wash, LLC, Excel
                        Legacy Corporation and G II Ventures, Inc.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 1999                     Excel Legacy Corporation


                                        By: /s/ Richard B. Muir
                                           -------------------------------------
                                           Richard B. Muir
                                           Executive Vice President
                                           and Secretary



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                                  EXHIBIT INDEX

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
      Exhibit
       Number         Description
       ------         -----------
        10.1    Real Estate and Asset Purchase Agreement, dated March 23, 1999, by and among American Wash Services, Inc., Millennia Car Wash,
                LLC, Excel Legacy Corporation and G II Ventures, Inc.

        10.2 Amendment No. 1 to Real Estate and Asset Purchase Agreement, dated March 30, 1999, by and among American Wash Services, Inc.,
                Millennia Car Wash, LLC, Excel Legacy Corporation and G II
                Ventures, Inc.
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